SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2008 (March 6, 2008)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events

In connection with the issuance of Equity Units (the “Equity Units”) of Ambac Financial Group, Inc. (the “Company”), Anne Gill Kelly, Esq., Managing Director, Secretary and Assistant General Counsel of the Company, has delivered an opinion, dated March 12, 2008, regarding the legality of the Equity Units. A copy of the opinion is filed as Exhibit 5.4 to this Current Report on Form 8-K and is filed with reference to and is hereby incorporated by reference into the Company’s Registration Statement (the “Original Registration Statement”) on Form S-3 (No. 333-131888) filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 15, 2006, as amended by Post-Effective Amendment No. 1 filed on February 6, 2007 and Post-Effective Amendment No. 2 filed on January 16, 2008 (such Original Registration Statement, as amended, the “Registration Statement”), and as supplemented by the final prospectus supplement related to the Equity Units Offering filed by the Company with the Commission on March 10, 2008, pursuant to Rule 424(b) under the Securities Act (the “Units Prospectus Supplement”).

In connection with the issuance of Equity Units, Wachtell, Lipton, Rosen & Katz, counsel to the Company, has delivered an opinion to the Company regarding certain tax matters. A copy of the opinion is filed as Exhibit 5.5 to this Current Report on Form 8-K and is filed with reference to and is hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Item

5.4	Opinion of Anne Gill-Kelly, Esq. (relating to the legality of the Equity Units)

5.5	Opinion of Wachtell, Lipton, Rosen & Katz (relating to certain tax matters)

23.1	Consent of Anne Gill-Kelly, Esq. (included in Exhibit 5.4)

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.

(Registrant)

March 12, 2008

	By:	/s/ Anne Gill Kelly
Anne Gill Kelly, Esq. Managing Director, Corporate Secretary and Assistant General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

5.4	Opinion of Anne Gill-Kelly, Esq. (relating to the legality of the Equity Units)

5.5	Opinion of Wachtell, Lipton, Rosen & Katz (relating to certain tax matters)

23.1	Consent of Anne Gill-Kelly, Esq. (included in Exhibit 5.4)

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.5)